Changes In Non-Cash Operating Working Capital Items - Summary of Changes in Non Cash Operating Working Capital Items (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Disclosure of Changes in Non Cash Operating Working Capital Items [Line Items]
Accounts receivable	$ (15,857)	$ 23,436
Inventory	6,382	5,652
Prepaid expenses	(9,372)	(3,174)
Accounts payable and accrued liabilities	22,449	(27,199)
Income taxes, net	2,150	(4,624)
Total	$ 5,752	$ (5,909)